Exhibit 10.12

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                            HUDSON TECHNOLOGIES, INC.

                Under Section 805 of the Business Corporation Law

The undersigned, being the Chairman and Chief Executive Officer of HUDSON TECHNOLOGIES, INC. (the "Corporation") hereby certifies:

1. The name of the Corporation is HUDSON TECHNOLOGIES, INC. It was formed under the name REFRIGERANT RECLAMATION INDUSTRIES, INC.

2. The Certificate of Incorporation was filed with the Department of State on January 11, 1991.

3. On March 30, 1999, the Board of Directors of the Corporation duly adopted resolutions in order to designate seventy-five thousand (75,000) shares of the Corporation's Series A Convertible Preferred Stock (the "Series A Preferred Stock").

4. On February 15, 2001, the Board of Directors of the Corporation duly authorized resolutions in order to increase the number of shares designated as Series A Preferred Stock from seventy five thousand (75,000) to one hundred fifty thousand (150,000).

5. On March 5, 2002, the Board of Directors of the Corporation duly authorized resolutions in order to amend Section 5(d)(ii) of the Corporation's Certificate of Incorporation relating to the adjustments to the Conversion Price of the Series A Preferred Stock

6. The Certificate of Incorporation is amended as authorized by Section 801 of the Business Corporation Law to change the provision of the Series A Preferred Stock relating to adjustment of the Conversion Price.

7. To effectuate the foregoing, Section 5(d)(ii) is deleted in its entirety and a new Section 5(d)(ii) is hereby inserted in lieu and instead thereof to read as follows:

               "(ii) Issuance of Additional Shares of Stock. If the Corporation shall (except as hereinafter provided) issue or sell Additional Shares of Stock in exchange for consideration in an amount per Additional Share of Stock less than the Conversion Price in effect immediately prior to such issuance or sale of Additional Shares of Stock, then the Conversion Price as to the Common Stock into which the Series A Preferred Stock is convertible immediately prior to such adjustment shall be adjusted to equal the higher of (a) the consideration paid per Additional Share of Stock or (b) $1.78. The provisions of this
          Section 5(d)(ii) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 5(d)(i) or which are dividends or distributions received by the holders of the Series A Preferred Stock pursuant to Section 2(b) hereof."

8. The amendment of the Certificate of Incorporation was authorized by the unanimous vote of the members of the Board of Directors taken at a duly authorized meeting of the Board of Directors and by the unanimous written consent, setting forth the action taken, signed by all of the shareholders entitled to vote thereon.

     IN WITNESS WHEREOF, I have hereunto executed this Certificate of Amendment and do affirm the foregoing as true under the penalties of perjury this 20th day of March , 2002.

                                                  By: /s/Kevin J. Zugibe
                                                         ---------------
                                                      Kevin J. Zugibe,
                                                      Chairman of the Board and
                                                      Chief Executive Officer

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                            HUDSON TECHNOLOGIES, INC.

                Under Section 805 of the Business Corporation Law


                        BLANK ROME TENZER GREENBLATT LLP
                              The Chrysler Building
                              405 Lexington Avenue
                            New York, New York 10174